Exhibit 99.1

1 MAY 2016

[LOGO]

3 708 456 252

4 Leading Demographics A Focus on Supply Constrained Markets (in ‘000) 1 ($ in ‘000)

5 120.0% 110.8% 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% -20.0% S& P500 RMZ Self-Storage REITs CUBE 94 .1% 37.9% 1 Year 2 Year 3 Year

LONG-TERM ®C-----------------INTERNAL GROWTH Maximize portfolio value through continued focus on customer service and operational enhancements.

Expens 1) Financial data from January 1,2016 thr 2) Net operating income, or revenues le and how it reconciles to a GAAP measu ® CUBESNIARr3) As provided in the Company's Earnin Revenue Average Occupancy Revenue Expen

INTERNAL GROWTH: PERFORMANCE FUELED BY INNOVATION Enhancing the customer experience at all points of engagement through proprietary systems and processes.

INTERNAL GROWTH: Enhancing the custom through pro Constantly testing digital platforms, utilizing marketing advancements, sophisticated systems, and new programs that strengthen customer relationships before, during and after the storage rental process. t ®C----------------

INTERNAL G Optimizing marketing through us ®CUBE5MART

INTERNAL G • Q cl Q ,,.i .,,. l8J ,, . l2 [I®fi\ oC9 VISITOR D AND BEHA il VISITORS ®-----------------

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INTERNAL G • Historically, advanced revenue ma supply-constrained industries, beg • Multi-family represents the closes customers adds additional comple ®C-----------------

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INTERNAL G Long-Term Demand Forecast/ Revenue Optimization Price optimization requires consideration of a multi dimensional demand landscape & dynamic capacity constraints Unit Mix Decisions and Inventory Management Maximizing revenue through dynamic inventory management, prioritization, & unit conversions to create optimal unit availability ®C-----------------------------

INTERNAL • Focus on customer service and website) to create a full • Modern offices and operatio facilitate an efficient rental ®C-----------------

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INTERNAL GROWTH: CUSTOMER SERVICE

An Award-Winning Service Culture

2015 GOLD STEVIE® WINNER FOR SALES & CUSTOMER SERVICE
Customer Service Department of the Year

GOLD STEVIE® WINNER STEVIES 2014 FOR SALES & CUSTOMER SERVICE
Contact Center of the Year

GOLD STEVIE® WINNER STEVIES 2014 FOR SALES & CUSTOMER SERVICE
Customer Service Department of the Year

GOLD STEVIE® WINNER STEVIES 2014 FOR SALES & CUSTOMER SERVICE
Customer Service Training Team of the Year

GOLD STEVIE® WINNER STEVIES 2013 FOR SALES & CUSTOMER SERVICE
Contact Center of the Year

GOLD STEVIE® WINNER STEVIES 2013 FOR SALES & CUSTOMER SERVICE
Customer Service Department of the Year

GOLD STEVIE® WINNER STEVIES 2013 FOR SALES & CUSTOMER SERVICE
Innovation in Customer Service

PEOPLE'S CHOICE STEVIE AWARDS FOR FAVORITE CUSTOMER SERVICE
2016 WINNER

PEOPLE'S CHOICE STEVIE AWARDS FOR FAVORITE CUSTOMER SERVICE
2015 WINNER

WINNER ISS INSIDE SELF-STORAGE 2014 BEST OF BUSINESS
BEST CUSTOMER SERVICE

WINNER ISS INSIDE SELF-STORAGE 2013 BEST OF BUSINESS
BEST CALL-CENTER SERVICES

CubeSmart

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EXTERNAL GROW Focus on Adding Scale 1) Transactions closed from 2008 throu 2) Includes investment in 35 properties ® CUBESNIARr

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 19 2 2 2 1

EXTERNAL G Enhancing Our Portfol Malvern, PA ®C-----------------

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EXTERNAL GROWTH: DEVELOPMENT

Leverage Local Market Expertise of Partners to Generate Highest Returns

2014

$42.3M Total

1Q14
Bronx, NY - $17.2M

1Q14
Malvern, PA - $25.1M


Bronx, NY

2015

$49.3M Total

2Q15
Arlington, VA - $17.1M

4Q15
Queens, NY - $17.4M

4Q15
Brooklyn, NY - $14.8M


Arlington, VA

2016

$98.6M Total

1Q16
Queens, NY - $31.8M

3Q16
Bronx, NY - $32.0M

3Q16
Wash, D.C. - $25.4M

4Q16
N. Palm Beach, FL - $9.4M

2017

$49.8M Total

4Q17
Brooklyn, NY - $49.8M

2018

$90.0M Total

2Q18
Bronx, NY - $90.0M

CubeSmart

EXTERNAL GR Acquire High-Quality, Purpose Sophisticated Mark $15.8 2Q15 Dallas, TX - $38.0M Dallas, TX ®Cu------------------------------------$3 4Q14 Long 8.0M Total Island City, NY -

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25 1) Based on EBITDA and average debt outstanding during 1Q16. (in thousands)

26 2010 2011 2012 2013 2014 2015 $0.70 $0.40 $0.20 Dividend per Share Dividend Payout Ratio REIT Avg. Payout Ratio % of Gross Assets Dividend per Share EBITDA / Interest Expense Dividend Payout Ratio 60% 50% 40% 30% 20% 10% 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Secured DebtUnsecured Debt 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 3,500 3,000 2,500 2,000 1,500 1,000 500 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $0.80 100.0% $0.60 80.0% $0.50 60.0% $0.30 40.0% $0.10 20.0% $-0.0% 2010 2011 2012 2013 2014 2015 3 3

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